UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

(Amendment No. ____)

☒	Filed by the registrant

☐	Filed by a party other than the registrant

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

MagneGas Corporation

(Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of Securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction : $____________

5)	Total fee paid: $_____________

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid: 2) Form, Schedule or Registration Statement No. 3) Filing Party: 4) Date Filed:

MAGNEGAS CORPORATION

11885 44TH STREET NORTH

CLEARWATER, FL 33762

(727) 934-3448

NOTICE OF ACTIONS BY WRITTEN CONSENT OF HOLDERS OF
NOT LESS THAN A MAJORITY OF THE AGGREGATE VOTING POWER
OF ALL OUTSTANDING SHARES OF CAPITAL STOCK OF MAGNEGAS CORPORATION

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholder:

This Information Statement is being made available to the holders of record of the outstanding shares of common stock, $0.001 per value per share (the “Common Stock”), the Series A Preferred Stock, $0.001 par value per share (the “Series A Preferred Stock”), and the Series B Convertible Preferred Stock, $0.001 par value per share (the “Series B Preferred Stock”) of MagneGas Corporation, a Delaware corporation (the “Company”), as of the close of business on June 12, 2017 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The purpose of the enclosed Information Statement is to inform you of actions taken on June 12, 2017 by written consent of Global Alpha, LLC (the “Majority Stockholder”). The Majority Stockholder is a privately owned company of which Carla Santilli (a member of our Board of Directors) and Ruggero Santilli each own 50%. Ermanno Santilli (our Chief Executive Officer and a member of our Board of Directors) and Luisa Ingargiola (our Chief Financial Officer and Secretary from 2007 through November 30, 2016, and a current member of our Board of Directors) are voting members of the Majority Stockholder, but have no equity interest. Each share of Series A Preferred Stock has voting rights of 100,000 votes per share. The total aggregate number of votes for the Series A Preferred Stock is 100 billion. As of the Record Date, the Majority Stockholder’s holdings represented approximately 99% of the outstanding shares of our voting stock. The enclosed Information Statement shall be considered the notice required under Section 228(e) of the Delaware General Corporation Law (“DGCL”).

On June 12, 2017, the Board of Directors (the “Board”) submitted the following actions to the Majority Stockholder for ratification and approval by consent in lieu of meeting, and the Majority Stockholder has ratified and approved the following actions:

The adoption of resolutions that have been adopted by the Board to approve the following transaction (the “Transaction”):

1)       On June 12, 2017, MagneGas Corporation (the “Company”) entered into a Securities Purchase Agreement (“SPA”) with one or more investors identified on the signature pages thereto (“Investors”). Under the terms of the SPA, the Company shall issue and sell to each Investor, and each Investor severally, but not jointly, agrees to purchase from the Company Series C Convertible Preferred Stock (“Preferred Shares”), Series C Convertible Preferred Warrants (“Preferred Warrants”) and Common Stock Purchase Warrants (“Common Stock Warrants”) (collectively, the “Transaction Securities”) as set forth on the Schedule of Buyers attached to the SPA and Schedule II of the Preferred Warrants, for a total gross purchase price of up to $25,000,000 (the “Offering”). At the initial closing under the SPA, the Company issued a total of 75 Preferred Shares at a purchase price of $900 per share.

a)       The Preferred Warrants will be exercisable for a total of 24,925 shares of Series C Convertible Preferred Stock at an exercise price of $900 per share. Under the terms of the Preferred Warrants, so long as there is no Equity Conditions Failure (as defined in the Preferred Warrants) the Investors will purchase Preferred Warrants from the Company in accordance with Schedule II attached thereto. The Company is obligated at all times to keep reserved for issuance under the Preferred Warrants a number of shares of Series C Convertible Preferred Stock at least equal to 100% of the maximum number of shares as shall be necessary to satisfy the Company’s obligation to issue Series C Convertible Preferred Stock under the Preferred Warrants (without regard to any limitations on exercise).

b)       The Common Stock Warrants will be exercisable for 2,916,667 shares of Common Stock, representing a total number of shares of Common Stock equal to thirty-five percent (35%) of the total number of shares of common stock initially issuable upon conversion of the Preferred Shares at an exercise price equal to $3.00 per share. The Common Stock Warrants are not exercisable until such time as the requisite shareholder approval as required by Nasdaq Rule 5635 is effective. If at the time of exercise of the Common Stock Warrants a registration statement is not effective (or the prospectus contained therein is not available for use) for the resale by the holder of the Common Stock Warrants that are the subject of the Exercise Notice (as defined in the Common Stock Warrants), then the holder may, in its sole discretion, exercise the Common Stock Warrants in whole or in part and, by means of a cashless exercise. Furthermore, the Company is prevented from effecting the exercise of any portion of the Common Stock Warrants, and the holder shall not have the right to exercise any portion of the Common Stock Warrants, if after giving effect to such exercise, the Holder together with the other Attribution Parties (as defined in the SPA) collectively would beneficially own in excess of 4.99% of the shares of Common Stock outstanding immediately after giving effect to such exercise. So long as the Common Stock Warrants remain outstanding, the Company shall at all times keep reserved for issuance a number of shares of Common Stock at least equal to 100% of the maximum number of shares of Common Stock as shall be necessary to satisfy the Company’s obligation to issue shares of Common Stock under the Common Stock Warrants then outstanding (without regard to any limitations on exercise).

2)       As part of the Transaction, the Company designated a new class of preferred stock as “Series C Convertible Preferred Stock” in the aggregate amount of 25,000 shares. The Preferred Shares have a stated value of $1,000, with an aggregate value of $25,000,000. At the Closing of the Offering, the Company issued 75 Preferred Shares, with the remaining 24,925 Preferred Shares underlying the Preferred Warrants. The holders of Preferred Shares are entitled to receive dividends, when and as declared by the Board, from time to time, in its sole discretion. From and after the occurrence of a Triggering Event (as defined in the certificate of designation for the Preferred Shares) until such time as all Triggering Events then outstanding are cured, the holders shall be entitled to receive Dividends at a rate of eighteen percent (18.0%) per annum, which dividends shall be computed on the basis of a 360-day year and twelve 30-day months and shall compound each calendar month. The initial conversion price of the Preferred Shares is $3.00.

a)       At any time after the occurrence of a Triggering Event the holder may, at its option, convert any Preferred Shares at an Alternate Conversion Price. The “Alternate Conversion Price” means the lower of (A) the applicable conversion price as then in effect and (B) the greater of (x) $0.35 and (y) the lowest of (i) 85% of the VWAP of the Common Stock as of the trading day immediately preceding the delivery or deemed delivery of the applicable conversion notice, (ii) 85% of the VWAP of the Common Stock as of the trading day of the delivery or deemed delivery of the applicable conversion notice and (iii) 85% of the price computed as the quotient of (I) the sum of the VWAP of the Common Stock for each of the ten (10) trading days with the lowest VWAP of the Common Stock during the twenty (20) consecutive trading day period ending and including the trading day immediately preceding the delivery or deemed delivery of the applicable conversion notice, divided by (II) ten (10).

b)       In lieu of conversion, upon a Triggering Event, the holder may require the Company to redeem all or any of the Preferred Shares at a price equal to the greater of (i) the product of (A) the conversion amount of the Preferred Shares to be redeemed multiplied by (B) a redemption premium of 115% and (ii) the product of (X) the conversion rate with respect to the conversion amount in effect at such time of redemption multiplied by (Y) the product of (1) a redemption premium of 115% multiplied by (2) the greatest closing sale price of the Common Stock on any trading day during the period commencing on the date immediately preceding such Triggering Event and ending on the date the Company makes the entire redemption payment.

c)       On each applicable Installment Date (as defined in the certificate of designation for the Preferred Shares), provided there has been no Equity Conditions Failure (as defined in the certificate of designation for the Preferred Shares), the Company shall convert the applicable amount of Preferred Shares from each holder into shares of Common Stock; provided, however, that the Company may, at its option following notice to each holder, redeem such amount of Preferred Shares by paying to each holder the corresponding installment amount in cash. The applicable installment conversion price with respect to a particular date of determination, shall be equal to the lower of (A) the conversion price then in effect and (B) the greater of (x) $0.35 and (y) the lower of (i) 85% of the VWAP of the Common Stock as of the trading day immediately preceding the applicable Installment Date and (ii) 85% of the quotient of (A) the sum of the VWAP of the Common Stock for each of the ten (10) trading days with the lowest VWAP of the Common Stock during the twenty (20) consecutive trading day period ending and including the trading day immediately prior to the applicable Installment Date, divided by (B) ten (10).

d)       If the Company elects to effect an installment redemption in lieu of an installment conversion, in whole or in part, such Preferred Shares shall be redeemed by the Company in cash on the applicable Installment Date in an amount equal to 103% of the applicable installment redemption amount.

e)       In addition to the redemptions described above, at any time no Equity Conditions Failure exists, the Company shall have the right to redeem, in one redemption, up to $10 million of the conversion amount of the Preferred Shares then outstanding. The Preferred Shares subject to redemption at the Company’s option shall be redeemed by the Company in cash at a price equal to 115% of the greater of (i) the conversion amount of the Preferred Shares being redeemed and (ii) the product of (I) the conversion rate with respect to the conversion amount of the Preferred Shares being redeemed multiplied by (II) the greatest closing sale price of the Common Stock on any trading day during the period commencing on the date immediately preceding such redemption and ending on the trading day immediately prior to the date the Company makes the entire redemption payment.

3)       As part of the Transaction, the Company entered into a Registration Rights Agreement (“Registration Rights Agreement”) with the Investors in connection with the SPA. Under the terms of the Registration Rights Agreement, the Company agrees to prepare and file with the SEC, as soon as practicable, but in no event later than the 30th day calendar day after the Closing of the SPA, an initial Registration Statement on Form S-3 covering the Preferred Shares and the shares of Common Stock underlying the Common Stock Warrants. Additionally, the Registration Rights Agreement includes a minimum number of shares that must be registered on the initial Registration Statement. Furthermore, in the event that Form S-3 is not available for the registration of the registrable securities, the Company will (i) register the registrable securities on Form S-1 or another appropriate form reasonably acceptable to the Investors and (ii) undertake to register the registrable securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of all Registration Statements then in effect until such time as a Registration Statement on Form S-3 covering all the registrable securities has been declared effective by the SEC and the prospectus contained therein is available for use.

4)       Maxim Group, LLC (“Maxim”) acted as the exclusive placement agent for the Transaction. The Company agreed to pay Maxim a cash fee payable upon each closing of the Offering (each, a “Closing”) equal to 6.0% of the gross proceeds received by the Company at each Closing (the “Placement Fee”). Additionally, the Company granted to Maxim (or its designated affiliates) warrants to purchase Common Stock (the “Placement Agent Warrants”) in an amount equal to five percent (5.0%) of the shares of Common Stock issuable upon conversion of the Series C Preferred Stock issued at each such Closing. The Placement Agent Warrants are exercisable immediately upon issuance and will expire five (5) years after the applicable Closing. The Placement Agent Warrants will be exercisable at a price per share equal to $3.30. The Placement Agent Warrants are not redeemable. The Placement Agent Warrants may be exercised in whole or in part and shall provide for “cashless” exercise, except in the event the shares of Common Stock issuable upon exercise of the Placement Agent Warrants are registered for resale, in which case they will provide for “cash” exercise only.

5)       The Transaction Securities and the Placement Agent Warrants were offered and sold in reliance upon an exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D, Rule 506(b) promulgated thereunder.

The Board submitted the terms and conditions of the Transaction to the Majority Stockholder for ratification and approval by consent in lieu of meeting, and the Majority Stockholder has ratified and approved the issuance and sale, as part of the Transaction, of the 75 shares of Series C Preferred Stock, including the 24,925 preferred shares underlying the Preferred Warrants convertible into 8,333,334 shares of Common Stock, and the Common Stock Warrants exercisable for 2,916,667 shares of Common Stock, in each case without any restrictions on conversion originally set forth in the Certificate of Designation for the Series C Convertible Preferred Stock or on exercise originally set forth in the Common Stock Warrants, and the Placement Agent Warrants exercisable for 416,667 shares of Common Stock, in order to comply with NASDAQ Marketplace Rule 5635(d), all as may be required by and in accordance with NASDAQ Marketplace Rule 5635(d).

The Board is not soliciting your consent or your proxy in connection with these actions, and no consents or proxies are being requested from stockholders.

Under Rule 14c-2 of the Exchange Act, the actions taken by the Majority Stockholder will not be effective until 20 days after the enclosed Information Statement is first mailed or otherwise delivered to our stockholders entitled to receive notice thereof.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(c) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C AND PURSUANT TO SECTION 228(E) OF THE DGCL. WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY.

By order of the Board of Directors

/s/ Ermanno Santilli
Ermanno Santilli
July 3, 2017	Chief Executive Officer and Director

INFORMATION STATEMENT

OF

MAGNEGAS CORPORATION

11885 44TH STREET NORTH

CLEARWATER, FL 33762

(727) 934-3448

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

PURPOSE OF INFORMATION STATEMENT

This Information Statement advises stockholders of MagneGas Corporation (the “Company”) of action taken on June 12, 2017 by written consent of Global Alpha, LLC (the “Majority Stockholder”). The Majority Stockholder is a privately owned company of which Carla Santilli (a member of our Board of Directors) and Ruggero Santilli each own 50%. Ermanno Santilli (our Chief Executive Officer and a member of our Board of Directors) and Luisa Ingargiola (our Chief Financial Officer and Secretary from 2007 through November 30, 2016, and a current member of our Board of Directors) are voting members of the Majority Stockholder but have no equity interest. The Majority Stockholder holds a majority of the aggregate voting power of all outstanding shares of capital stock of the Company entitled to vote on the matters set forth in this Information Statement as of June 12, 2017 (the “Record Date”).

OVERVIEW OF ACTIONS

1)       On June 12, 2017, MagneGas Corporation (the “Company”) entered into a Securities Purchase Agreement (“SPA”) with one or more investors identified on the signature pages thereto (“Investors”). Under the terms of the SPA, the Company shall issue and sell to each Investor, and each Investor severally, but not jointly, agrees to purchase from the Company Series C Convertible Preferred Stock (“Preferred Shares”), Series C Convertible Preferred Warrants (“Preferred Warrants”) and Common Stock Purchase Warrants (“Common Stock Warrants”) (collectively, the “Transaction Securities”) as set forth on the Schedule of Buyers attached to the SPA and Schedule II of the Preferred Warrants, for a total gross purchase price of up to $25,000,000 (the “Offering”). At the initial closing under the SPA, the Company issued a total of 75 Preferred Shares at a purchase price of $900 per share.

a)       The Preferred Warrants will be exercisable for a total of 24,925 shares of Series C Convertible Preferred Stock at an exercise price of $900 per share. Under the terms of the Preferred Warrants, so long as there is no Equity Conditions Failure (as defined in the Preferred Warrants) the Investors will purchase Preferred Warrants from the Company in accordance with Schedule II attached thereto. The Company is obligated at all times to keep reserved for issuance under the Preferred Warrants a number of shares of Series C Convertible Preferred Stock at least equal to 100% of the maximum number of shares as shall be necessary to satisfy the Company’s obligation to issue Series C Convertible Preferred Stock under the Preferred Warrants (without regard to any limitations on exercise).

b)       The Common Stock Warrants will be exercisable for 2,916,667 shares of Common Stock, representing a total number of shares of Common Stock equal to thirty-five percent (35%) of the total number of shares of Common Stock initially issuable upon conversion of the Preferred Shares at an exercise price equal to $3.00 per share. The Common Stock Warrants are not exercisable until such time as the requisite shareholder approval as required by Nasdaq Rule 5635 is effective. If at the time of exercise of the Common Stock Warrants a registration statement is not effective (or the prospectus contained therein is not available for use) for the resale by the holder of the Common Stock Warrants that are the subject of the Exercise Notice (as defined in the Common Stock Warrants), then the holder may, in its sole discretion, exercise the Common Stock Warrants in whole or in part and, by means of a cashless exercise. Furthermore, the Company is prevented from effecting the exercise of any portion of the Common Stock Warrants, and the holder shall not have the right to exercise any portion of the Common Stock Warrants, if after giving effect to such exercise, the Holder together with the other Attribution Parties (as defined in the SPA) collectively would beneficially own in excess of 4.99% of the shares of Common Stock outstanding immediately after giving effect to such exercise. So long as the Common Stock Warrants remain outstanding, the Company shall at all times keep reserved for issuance a number of shares of Common Stock at least equal to 100% of the maximum number of shares of Common Stock as shall be necessary to satisfy the Company’s obligation to issue shares of Common Stock under the Common Stock Warrants then outstanding (without regard to any limitations on exercise).

2)       As part of the Transaction, the Company designated a new class of preferred stock as “Series C Convertible Preferred Stock” in the aggregate amount of 25,000 shares. The Preferred Shares have a stated value of $1,000, with an aggregate value of $25,000,000. At the Closing of the Offering, the Company issued 75 Preferred Shares, with the remaining 24,925 Preferred Shares underlying the Preferred Warrants. The holders of Preferred Shares are entitled to receive dividends, when and as declared by the Board, from time to time, in its sole discretion. From and after the occurrence of a Triggering Event (as defined in the certificate of designation for the Preferred Shares) until such time as all Triggering Events then outstanding are cured, the holders shall be entitled to receive Dividends at a rate of eighteen percent (18.0%) per annum, which dividends shall be computed on the basis of a 360-day year and twelve 30-day months and shall compound each calendar month. The initial conversion price of the Preferred Shares is $3.00.

a)       At any time after the occurrence of a Triggering Event the holder may, at its option, convert any Preferred Shares at an Alternate Conversion Price. The “Alternate Conversion Price” means the lower of (A) the applicable conversion price as then in effect and (B) the greater of (x) $0.35 and (y) the lowest of (i) 85% of the VWAP of the Common Stock as of the trading day immediately preceding the delivery or deemed delivery of the applicable conversion notice, (ii) 85% of the VWAP of the Common Stock as of the trading day of the delivery or deemed delivery of the applicable conversion notice and (iii) 85% of the price computed as the quotient of (I) the sum of the VWAP of the Common Stock for each of the ten (10) trading days with the lowest VWAP of the Common Stock during the twenty (20) consecutive trading day period ending and including the trading day immediately preceding the delivery or deemed delivery of the applicable conversion notice, divided by (II) ten (10).

b)       In lieu of conversion, upon a Triggering Event, the holder may require the Company to redeem all or any of the Preferred Shares at a price equal to the greater of (i) the product of (A) the conversion amount of the Preferred Shares to be redeemed multiplied by (B) a redemption premium of 115% and (ii) the product of (X) the conversion rate with respect to the conversion amount in effect at such time of redemption multiplied by (Y) the product of (1) a redemption premium of 115% multiplied by (2) the greatest closing sale price of the Common Stock on any trading day during the period commencing on the date immediately preceding such Triggering Event and ending on the date the Company makes the entire redemption payment.

c)       On each applicable Installment Date (as defined in the certificate of designation for the Preferred Shares), provided there has been no Equity Conditions Failure (as defined in the certificate of designation for the Preferred Shares), the Company shall convert the applicable amount of Preferred Shares from each holder into shares of Common Stock; provided, however, that the Company may, at its option following notice to each holder, redeem such amount of Preferred Shares by paying to each holder the corresponding installment amount in cash. The applicable installment conversion price with respect to a particular date of determination, shall be equal to the lower of (A) the conversion price then in effect and (B) the greater of (x) $0.35 and (y) the lower of (i) 85% of the VWAP of the Common Stock as of the trading day immediately preceding the applicable Installment Date and (ii) 85% of the quotient of (A) the sum of the VWAP of the Common Stock for each of the ten (10) trading days with the lowest VWAP of the Common Stock during the twenty (20) consecutive trading day period ending and including the trading day immediately prior to the applicable Installment Date, divided by (B) ten (10).

d)       If the Company elects to effect an installment redemption in lieu of an installment conversion, in whole or in part, such Preferred Shares shall be redeemed by the Company in cash on the applicable Installment Date in an amount equal to 103% of the applicable installment redemption amount.

e)       In addition to the redemptions described above, at any time no Equity Conditions Failure exists, the Company shall have the right to redeem, in one redemption, up to $10 million of the conversion amount of the Preferred Shares then outstanding. The Preferred Shares subject to redemption at the Company’s option shall be redeemed by the Company in cash at a price equal to 115% of the greater of (i) the conversion amount of the Preferred Shares being redeemed and (ii) the product of (I) the conversion rate with respect to the conversion amount of the Preferred Shares being redeemed multiplied by (II) the greatest closing sale price of the Common Stock on any trading day during the period commencing on the date immediately preceding such redemption and ending on the trading day immediately prior to the date the Company makes the entire redemption payment.

3)       As part of the Transaction, the Company entered into a Registration Rights Agreement (“Registration Rights Agreement”) with the Investors in connection with the SPA. Under the terms of the Registration Rights Agreement, the Company agrees to prepare and file with the SEC, as soon as practicable, but in no event later than the 30th day calendar day after the Closing of the SPA, an initial Registration Statement on Form S-3 covering the Preferred Shares and the shares of Common Stock underlying the Common Stock Warrants. Additionally, the Registration Rights Agreement includes a minimum number of shares that must be registered on the initial Registration Statement. Furthermore, in the event that Form S-3 is not available for the registration of the registrable securities, the Company will (i) register the registrable securities on Form S-1 or another appropriate form reasonably acceptable to the Investors and (ii) undertake to register the registrable securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of all Registration Statements then in effect until such time as a Registration Statement on Form S-3 covering all the registrable securities has been declared effective by the SEC and the prospectus contained therein is available for use.

4)       Maxim Group, LLC (“Maxim”) acted as the exclusive placement agent for the Transaction. The Company agreed to pay Maxim a cash fee payable upon each closing of the Offering (each, a “Closing”) equal to 6.0% of the gross proceeds received by the Company at each Closing (the “Placement Fee”). Additionally, the Company granted to Maxim (or its designated affiliates) warrants to purchase Common Stock (the “Placement Agent Warrants”) in an amount equal to five percent (5.0%) of the shares of Common Stock issuable upon conversion of the Series C Preferred Stock issued at each such Closing. The Placement Agent Warrants are exercisable immediately upon issuance and will expire five (5) years after the applicable Closing. The Placement Agent Warrants will be exercisable at a price per share equal to $3.30. The Placement Agent Warrants are not redeemable. The Placement Agent Warrants may be exercised in whole or in part and shall provide for “cashless” exercise, except in the event the shares of Common Stock issuable upon exercise of the Placement Agent Warrants are registered for resale, in which case they will provide for “cash” exercise only.

5)       The Transaction Securities and the Placement Agent Warrants were offered and sold in reliance upon an exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D, Rule 506(b) promulgated thereunder.

Until such time as the Corporation has received stockholder approval as required by NASDAQ Marketplace Rule 5635(d), the Corporation may not issue, upon partial or full conversion of the Series C Convertible Preferred Stock, upon partial or full exercise of the Common Stock Warrants, or upon partial or full exercise of the Placement Agent Warrants, any shares of Common Stock. As a result, stockholder approval is required under NASDAQ Marketplace Rule 5635(d) to issue any such shares of Common Stock.

The Board submitted the terms and conditions of the Transaction to the Majority Stockholder for ratification and approval by consent in lieu of meeting, and the Majority Stockholder has ratified and approved the issuance and sale, as part of the Transaction, of the 75 shares of Series C Convertible Preferred Stock, including the 24,925 shares of Series C Convertible Preferred Stock underlying the Preferred Warrants convertible into 8,333,334 shares of Common Stock, the Common Stock Warrants exercisable for 2,916,667 shares of Common Stock, in each case without any restrictions on conversion originally set forth in the Certificate of Designation for the Series C Convertible Preferred Stock or on exercise originally set forth in the Common Stock Warrants, and the Placement Agent Warrants exercisable for 416,667 shares of Common Stock, in order to comply with NASDAQ Marketplace Rule 5635(d), all as may be required by and in accordance with NASDAQ Marketplace Rule 5635(d).

OUTSTANDING SHARES AND VOTING RIGHTS

At the close of business on the Record Date, there were 6,459,748 shares of our Common Stock outstanding.

At the close of business on the Record Date, there were 1,000,000 shares of Series A Preferred Stock outstanding. All 1,000,000 shares of Series A Preferred Stock are held by the Majority Stockholder. Each share of Series A Preferred Stock has voting rights of 100,000 votes per share. The total aggregate number of votes for the Series A Preferred Stock is 100 billion. As of the Record Date, the Majority Stockholder’s holdings represented approximately 99% of the outstanding shares of our voting stock, all of which approved and adopted the matters set forth herein.

The Board is not soliciting your consent or your proxy in connection with these actions, and no consents or proxies are being requested from stockholders. The vote that was required to approve the transactions described in this Information Statement was the affirmative vote of the holders of a majority of the aggregate voting power of all outstanding shares of capital stock of the Company entitled as of the Record Date to vote on such matters.

Section 228 of the Delaware General Corporation Law and Article II, Section 11 of the Company’s By-Laws, as amended, provide that stockholders of the Company may act by written consent without a meeting if such stockholders hold the number of shares representing not less than the minimum number of votes that would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted.

EFFECTIVENESS OF CORPORATE ACTIONS

Under Rule 14c-2 of the Securities Exchange Act of 1934, as amended, the actions taken by the Majority Stockholder will not be effective until 20 days after this Information Statement is first mailed or otherwise delivered to our stockholders entitled to receive notice thereof.

Dissenters’ Right of Appraisal

No dissenters’ or appraisal rights under the Delaware General Corporation Law are afforded to the Company’s stockholders as a result of the approval of the actions taken by the Majority Shareholder.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

No officer or director has any substantial interest in the matters acted upon by our Board of Directors and the Majority Stockholder, other than in their roles as an officer or director or Majority Shareholder.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (also known as “EDGAR”).

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of Information Statement, to the Company at Corporate Secretary, 11885 44th Street North, Clearwater, FL 33762, telephone: (727) 934-3448.

If multiple stockholders sharing an address have received one copy of the Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of the Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.